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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported): May 28, 2004


                         Morgan Stanley Capital I Inc.
                   Morgan Stanley Mortgage Loan Trust 2004-3
                  Mortgage-Backed Certificates, Series 2004-3


                         MORGAN STANLEY CAPITAL I INC.
            (Exact name of registrant as specified in its charter)


          Delaware                     333-104283               13-3291626
----------------------------        ---------------         ----------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                               10036
----------------------                                          ----------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)   296-7000
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

Item 5.    Other Events.
           ------------

           On May 28, 2004, Morgan Stanley Capital I Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Morgan Stanley Mortgage Capital I Inc., as seller (the "Seller"), Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), Washington Mutual Mortgage Securities Corp., as servicer (the "Servicer"), and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2004-3. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.



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

Item 7.    Financial Statements, Pro Forma Financial
           -----------------------------------------
           Information and Exhibits.
           ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. The Pooling and Servicing Agreement, dated as of May 1, 2004, by and among the Company, Seller, Master Servicer, Servicer and the Trustee.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MORGAN STANLEY CAPITAL I INC.



                                         By: /s/ Steven Shapiro
                                             --------------------------
                                             Steven Shapiro
                                             Executive Director



Dated:  August 17, 2004



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                                 Exhibit Index
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Exhibit                                                                 Page
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99.1.       Pooling and Servicing Agreement,
            dated as of May 1, 2004, by
            and among, the Company, Seller,
            Master Servicer, Servicer and the Trustee.                    6



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